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                                                                     EXHIBIT 10B

                                                               EXECUTION VERSION

                   NINTH AMENDMENT TO CREDIT AGREEMENT

         THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 2,2003, is entered into by and among AVNET, INC., a New York corporation ("Avnet"), the lenders party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. Avnet, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (Multi-Year) dated as of October 25,2001, as amended or modified by that First Amendment to Credit Agreement (Multi-Year) dated as of March 29,2002, that Second Amendment to Credit Agreement (Multi-Year) dated as of October 10,2002, that certain letter agreement dated as of November 8,2002, that Third Amendment to Credit Agreement dated as of November 23,2002, that Fourth Amendment to Credit Agreement dated as of December 9,2002, that Fifth Amendment to Credit Agreement dated as of December 12,2002, that Sixth Amendment to Credit Agreement dated as of December 13,2002, that Seventh Amendment to Credit Agreement dated as of January 30,2003, and that Eighth Amendment to Credit Agreement dated as of March 28,2003 (as so amended or modified, the "Credit Agreement") pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to Avnet and certain of its Subsidiaries.

         B. Avnet has requested that the Administrative Agent and the Lenders agree to certain amendments of the Credit Agreement.

         C. The Administrative Agent and the Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement as amended hereby.

         2. Amendments to Credit Agreement. The Credit Agreement shall be amended, effective as of the Effective Date, as follows:

                  (a) At Section 1.01 of the Credit Agreement, the definition of "Letter of Credit Expiration Date" shall be amended and restated in its entirety to read as follows:

                           "Letter of Credit Expiration Date" means (i) the day
                  that is seven days prior to the Maturity Date, or (ii) if the Maturity Date occurs on a day on which the Aggregate Commitments have been terminated pursuant to Section 2.06(a) prior to December 31,2003, the day of such termination.

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                  (b)      Section 2.04 of the Credit Agreement shall be amended
by adding the following new subsection (1) at the end thereof:

                  (1) Release of Participation Interests in Letters of Credit. Upon the request of Avnet delivered to the L/C Issuer and the Administrative Agent, which request shall certify the satisfaction of clauses (i), (ii) and (iii) of this subsection
                  (1), the L/C Issuer may, in its discretion, release the Lenders' respective participation interests arising under
                  Section 2.04(a) in all, but not less than all, outstanding Letters of Credit; provided that at the time of such request and release (i) there exist no Unreimbursed Amounts (including any L/C Borrowings), (ii) all Letter of Credit fees accrued pursuant to Sections 2.04(i) and (j) have been paid in full, and (iii) all other amounts accrued or owing under this Agreement in connection with any Letter of Credit have been paid in full. Any such release of the Lenders' participation interests shall be effective upon the L/C Issuer's delivery of notice of such release to the Administrative Agent. Each Letter of Credit then outstanding shall be deemed no longer a "Letter of Credit" issued under this Agreement, as of the time of delivery of such notice of release, provided that nothing contained herein shall impair any right or remedy of the L/C Issuer, Administrative Agent or any Lender to enforce any breach of representation or warranty by Avnet in connection with such release.

                  (c) Section 2.06(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  (a) Optional. The Borrowers, collectively and not individually, may, upon notice by Avnet to the Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the Aggregate Commitments; provided that (i) in the case of any reduction that is not a termination, such notice shall be received by the Administrative Agent not later than 8:00 a.m. San Francisco time, five Business Days prior to the date of such reduction, (ii) in the case of a termination to occur prior to January 1,2004, such notice shall be received not later than the day of such termination, (iii) in the case of a termination to occur on or after January 1, 2004, such notice shall be received not later than 8:00 a.m. San Francisco time, five Business Days prior to the date of termination, (iv) the Borrowers shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments and Letter of Credit cancellations (or releases pursuant to Section 2.04(l)) hereunder, the aggregate Outstanding Amount of Loans and L/C Obligations would exceed the Aggregate Commitments, and (v) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof.

                  (d) Section 6.07 of the Credit Agreement shall be amended by (A) deleting the word "and" from the end of subsection (o) thereof, (B) deleting the period at the end of subsection (p) thereof and replacing it with "; and", and (C) adding the following new subsection (q) at the end of such section:

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                  (q)      Liens consisting of pledges of cash collateral, and
                  agreements to provide such cash collateral, to secure any reimbursement or other obligations of Avnet relating to letters of credit arising upon the past or future release of the Lenders' participation interests in accordance with
                  Section 2.04(l): provided that (i) at the time any such pledge is made, there shall exist no Outstanding Amounts in respect of Loans and no Unreimbursed Amounts (including L/C Borrowings), (ii) during the existence of any such pledge, the Borrowers shall neither request any Loans nor the issuance of any Letters of Credit, and (iii) the aggregate amount of cash so pledged shall not exceed at any time the aggregate undrawn face amount of such letters of credit.

         3. Representations and Warranties. Avnet hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) No Default or Event of Default has occurred and is continuing, either immediately prior to or after giving effect to this Amendment.

                  (b) The execution, delivery and performance by Avnet of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of Avnet, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c) All representations and warranties of Avnet contained in Article V of the Credit Agreement as amended hereby are true and correct as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

                  (d) Avnet is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

                  (e) As of the Effective Date, there are no Designated Borrowers under the Credit Agreement.

         4. Effective Date. This Amendment will become effective as of the date shown first above, provided each of the following conditions precedent has been satisfied (the "Effective Date"):

                  (a) The Administrative Agent shall have received from each of Avnet and the Required Lenders a duly executed original counterpart (or an executed facsimile copy thereof) to this Amendment.

                  (b) The Administrative Agent shall have received from Avnet a certificate executed by a Responsible Officer of Avnet, dated as of the Effective Date and certifying that all

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representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date.

                  (c) The Administrative Agent shall have received satisfactory evidence that Avnet has paid (i) all Attorney Costs of the Administrative Agent, and (ii) all other reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment (or any prior amendment) and any other documents to be delivered in connection herewith or therewith, in each case to the extent invoiced prior to the Effective Date (including any previously invoiced and outstanding Attorney Costs that relate to services previously provided).

                  (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request.

For purposes of determining compliance with the conditions specified in this
Section 4. each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         5. Reservation of Rights. Avnet acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

         6.       Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. The Credit Agreement, as amended hereby, is hereby ratified by Avnet.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19 AND 9.20 OF THE CREDIT AGREEMENT, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and

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the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or Avnet shall bind such Lender or Avnet, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  (g) Avnet covenants to pay to or reimburse the Administrative Agent, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the other documents contemplated hereby.

                  (h)      This Amendment shall constitute a Loan Document.

                            [Signature pages follow]

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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the date first above written.

                                        AVNET, INC.

                                        By: /s/ Raymond Sadowski
                                           --------------------------

                                        Name: Raymond Sadowski

                                        Title: Senior Vice President and CFO

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                                        BANK OF AMERICA, N.A., aS the
                                        Administrative Agent, a Lender, the L/C
                                        Issuer and the Swing Line Lender

                                        By: /s/ Sugeet Manchanda
                                           ---------------------------

                                        Name: Sugeet Manchanda

                                        Title: Principal

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                                        ABN AMRO BANK N.V., as a Lender

                                        By: /s/ MATHEW HARVEY
                                           ---------------------------

                                        Name: MATHEW HARVEY

                                        Title: Senior Vice President

                                        By: /s/ PETER HSU
                                           ---------------------------

                                        Name: PETER HSU

                                        Title: VICE PRESIDENT

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                                        THE BANK OF NOVA SCOTIA, as a
                                        Lender

                                        By: /s/ Kemp Leonard
                                           ---------------------------

                                        Name: Kemp Leonard

                                        Title: Director

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                                        BANK OF TOKYO-MITSUBISHI
                                        TRUST COMPANY, as a Lender

                                        By: /s/ P. SHAH
                                           ---------------------------

                                        Name: P. SHAH

                                        Title: Vice President

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                                        BANK ONE, N.A., as a Lender

                                        By: /s/ Matthew J. Reilly
                                           ---------------------------

                                        Name: Matthew J. Reilly

                                        Title: Director

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                                        CREDIT SUISSE FIRST BOSTON, as a
                                        Lender

                                        By: /s/ JAMES P. MORAN
                                           ---------------------------

                                        Name: JAMES P. MORAN

                                        Title: DIRECTOR

                                        By: /s/ DOREEN B. WELCH
                                           ---------------------------

                                        Name: DOREEN B. WELCH

                                        Title: ASSOCIATE

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                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION, as a Lender

                                        By: /s/ BRIAN SMITH
                                           ---------------------------

                                        Name: BRIAN SMITH

                                        Title: Associate

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                                        FLEET NATIONAL BANK, as a Lender

                                        By: /s/ STEVEN J. MELICHAREK
                                           ---------------------------

                                        Name: STEVEN J. MELICHAREK

                                        Title: SVP

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                                        KBC BANK, N. V., as a Lender

                                        By: /s/ JEAN-PIERRE DIELS
                                           ---------------------------

                                        Name: JEAN-PIERRE DIELS

                                        Title: First Vice President

                                        By: /s/ ERIC RASKIN
                                           ---------------------------

                                        Name: ERIC RASKIN

                                        Title: VICE PRESIDENT

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                                        NATEXIS BANQUES POPULAIRES, as
                                        a Lender

                                        By: /s/ ANNE ULRICH
                                           ---------------------------

                                        Name: ANNE ULRICH

                                        Title: Vice President

                                        By: /s/ PIETER J. VAN TULDER
                                           ---------------------------

                                        Name: PIETER J. VAN TULDER

                                        Title: VICE PRESIDENT AND MANAGER
                                                  MULTINATIONAL GROUP

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                                        THE NORTHERN TRUST COMPANY,
                                        as a Lender

                                        By: /s/ ERIC DYBING
                                           ---------------------------

                                        Name: ERIC DYBING

                                        Title:    SECOND VICE PRESIDENT
                                               THE NORTHERN TRUST COMPANY

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                                        SKANDINAVISKA ENSKILDA
                                        BANKEN AB (PUBL), as a Lender

                                        By:____________________________

                                        Name:__________________________

                                        Title:__________________________

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                                        STANDARD CHARTERED BANK, as a
                                        Lender

                                        By: /s/ FRIEDA YOULIOS
                                           ---------------------------

                                        Name: FRIEDA YOULIOS

                                        Title: VICE PRESIDENT

                                        By: /s/ ROBERT REDDINGTON
                                           ---------------------------

                                        Name: ROBERT REDDINGTON

                                        Title:  AVP/CREDIT DOCUMENTATION
                                               STANDARD CHARTERED BANK NY

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                                        UNICREDITO ITALIANO, NEW YORK
                                        BRANCH, as a Lender

                                        By:____________________________

                                        Name:__________________________

                                        Title:_________________________

                                        By:____________________________

                                        Name:__________________________

                                        Title

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